Promissory Note
                                 ---------------


                                   $100,000.00


                                November 9, 2005








         In consideration of a loan from J.P. Pritchett for One Hundred Thousand Dollars ($100,000.00), Consolidated Oil & Gas, Inc. promises to repay said sum on February 8, 2006 together with interest of Twelve Thousand Dollars
($12,000.00)   or  a  total  sum  of  One  Hundred   Twelve   Thousand   Dollars
($112,000.00).

Collateral for the loan is the equipment listed in schedule A (the Bill of Sale) which may be acted upon should the loan not be paid back as agree[d].



 /s/ James Carl Yeatman
-----------------------------
James Carl Yeatman, President
Consolidated Oil & Gas, Inc.




                                                                    Exhibit 10.2
                                                               Page 1 of 2 Pages

CONSOLIDATED OIL & GAS INC.
316 Main Street, Suite L
Humble, Texas 77338
--------------------------------------------------------------------------------
Phone 281 923-0040 Phone:  281 446 7122  Fax:  281 446-3974



                                  Bill of Sale



November 9, 2005







Consolidated Oil & Gas, Inc. hereby sells, assigns and transfers for the sum of One Hundred Thousand Dollars ($100,000.00) to J.P. Pritchett, P.O. Box 10578, Corpus Christi, Texas the following equipment:

         John Deere 310C-Backhoe #T0310CA764449
         Trailer Mounted Sullivan JOY 2500 Drill Rig
         Oil Well Mud Pump Duplex Pipe/Trailer 5th Wheel
         Power Swivel
         1997 Chevrolet 4x4 Pickup 1-Ton - #1GCHK33J4BF025183
         1979 Staff 3 Axel 40' Gooseneck Trailer - #30105
         6,000' 2-7/8" Drill Stem

J.P. Pritchett agrees to sell the above equipment to Consolidated Oil & Gas Inc. on or before February 8, 2006 for the sum of One Hundred Twelve Thousand Dollars ($112,000.00).


 /s/ J.P. Pritchett
----------------------------
J.P. Pritchett


 /s/ Douglas A. Newman, CFO
----------------------------
Douglas A. Newman
Consolidated Oil & Gas, Inc.












                                                                    Exhibit 10.2
                                                               Page 2 of 2 Pages